RAMP Series 2005-EFC6 Trust

Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC6

$509,207,000 (Approximate)

Subject to Revision

November 8, 2005 - Computational Materials

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JPMORGAN

New Issue Computational Materials

$509,207,000 (Approximate)

RAMP Series 2005-EFC6 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC6

November 8, 2005

Expected Timing:	Pricing Date:	On or about November [9], 2005
	Settlement Date:	On or about November [22], 2005
	First Payment Date:	December 27, 2005

Structure:	Fixed and ARMs:	$672,713,000 senior/subordinate structure
	Rating Agencies:	S&P and Moody's

RAMP Series 2005-EFC6

$509,207,000 (Approximate)

Characteristics of the Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (S&P / Moody's)
A-I-1 (3)	175,217,000	FLT	SEQ	1.00/1.00	1 - 21/1-21	Mar-26	AAA/Aaa
A-I-2 (3) (4)	186,521,000	FLT	SEQ	3.00/3.07	21 - 73/21 - 99	Dec-35	AAA/Aaa
A-I-3 (3) (4)	11,816,000	FLT	SEQ	6.09/10.47	73 - 73/99 - 167	Dec-35	AAA/Aaa
A-II(5)	163,506,000	NOT MARKETED HEREBY					AAA/Aaa
M-1 (3) (4) (6)	28,449,000	FLT	MEZZ	4.68/5.13	46 - 73/46 - 141	Dec-35	AA+/Aa1
M-2 (3) (4) (6)	25,673,000	FLT	MEZZ	4.51/4.94	43 - 73/43 - 135	Dec-35	AA+/Aa2
M-3 (3) (4) (6)	17,000,000	FLT	MEZZ	4.43/4.84	42 - 73/42 - 128	Dec-35	AA+/Aa3
M-4 (3) (4) (6)	12,143,000	FLT	MEZZ	4.38/4.77	41 - 73/41 - 122	Dec-35	AA/A1
M-5 (3) (4) (6)	12,837,000	FLT	MEZZ	4.34/4.72	40 - 73/40 - 117	Dec-35	AA/A2
M-6 (3) (4) (6)	11,102,000	FLT	MEZZ	4.32/4.66	39 - 73/39 - 111	Dec-35	A+/A3
M-7 (3) (4) (6)	11,449,000	FLT	MEZZ	4.30/4.60	38 - 73/38 - 105	Dec-35	A/Baa1
M-8 (3) (4) (6)	8,673,000	FLT	MEZZ	4.28/4.52	38 - 73/38 - 97	Dec-35	BBB+/Baa2
M-9 (3) (4) (6)	8,327,000	FLT	MEZZ	4.27/4.43	37 - 73/37 - 89	Dec-35	BBB/Baa3
Total	672,713,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the applicable Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-I-2, Class A-I-3 and Class A-II Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.
  The Class A-II Certificates are not offered hereby but will be offered pursuant to the prospectus.
  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Issuer: RAMP Series 2005-EFC6 Trust.

Certificates: The Class A-I-1, Class A-I-2, and Class A-I-3 Certificates (collectively, the "Class A-I Certificates") backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates, backed by fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are collectively referred to as the "Class A Certificates."

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (collectively, the "Class M Certificates").

The Class SB Certificates are not offered hereby.

The Class A Certificates and the Class M Certificates will be offered by the Prospectus (collectively, the "Offered Certificates").

The Class A-II Certificates will be offered by the Prospectus but are not offered hereby.

Joint Lead Underwriters: J.P. Morgan Securities Inc. and Residential Funding Securities Corporation

Yield Maintenance

Agreement Provider: [TBD]

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing for all of the Mortgage Loans will be provided by HomeComings Financial Network, Inc. ("HomeComings"). HomeComings is a wholly-owned subsidiary of Residential Funding.

Cut-off Date: November 1, 2005 after deducting payments due during the month of November 2005.

Settlement Date: On or about November 22, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on December 27, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: Subject to the considerations described in "ERISA Considerations" in the Prospectus Supplement, the Offered Certificates are expected to be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

Legal Investments: None of the Offered Certificates will be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans: The mortgage pool will consist of fixed-rate and adjustable-rate home equity Mortgage Loans secured by first and second liens on mortgaged properties. Approximately 28.74% of the Mortgage Loans provide for an initial interest-only period of up to five years.

The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $708,037,171 as of the Cut-off Date.

The Group I Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans has an approximate aggregate principal balance of $492,478,360 as of the Cut-Off Date.

The Group II Loans will consist of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Freddie Mac limitations. The statistical pool of Group II Loans has an approximate aggregate principal balance of $215,558,812 as of the Cut-Off Date.

Silent Seconds: The mortgaged properties relating to approximately 40.10%, 30.96% and 37.32% of the Group I Loans, Group II Loans and aggregate first-lien Mortgage Loans, respectively, are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. None of the related second lien mortgage loans are part of the mortgage pool. The weighted average combined original loan-to-value ratio of the Mortgage Loans, including the Silent Seconds is 90.24%, 88.57% and 89.73% for the Group I Loans, Group II Loans and aggregate Mortgage Loans, respectively.

RASC KS and RAMP RS

Program Eligible:

As of the Cut-off Date approximately 87.04%, 88.78% and 87.57% of the Group I Loans, Group II Loans and aggregate Mortgage Loans, respectively, are eligible under the RASC KS program. RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC's Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

As of the Cut-off Date approximately 12.96%, 11.22% and 12.43% of the Group I Loans, Group II Loans and aggregate Mortgage Loans, respectively, are eligible under the RAMP RS program. RFC has established the "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, RFC seeks to acquire recently originated mortgage loan products with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RAMP shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within RFC's "AlterNet" program guidelines allow.

The Originator:

EquiFirst Corporation (the "Originator") is a wholly-owned subsidiary of EFC Holdings Corporation ("EFC") and is engaged in the business of originating (or acquiring) and selling nonconforming mortgage loans collateralized by one-to-four family residential properties. The Originator was founded in 1989 and is headquartered in Charlotte, NC. EFC is a wholly owned subsidiary of Regions Financial Corporation, a publicly traded commercial bank holding company.

Prepayment Assumptions:

    Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

    ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), the Master Servicer or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the Prospectus Supplement.

Group I Basis Risk Shortfall: With respect to each class of Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) the accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) the accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk

Shortfall Carry-Forward

Amounts: With respect to each class of Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the pass-through rate for that class.

Group II Basis Risk Shortfall: With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate.

Group II Basis Risk

Shortfall Carry-Forward

Amounts: With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the pass-through rate for the Class A-II Certificates.

Subordinate Basis Risk

Shortfall: With respect to each class of Class M Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum) equal to One-Month LIBOR plus the related margin, over (y) the accrued certificate interest for that class calculated using the Subordinate Net WAC Cap Rate.

Subordinate Basis Risk

Shortfall Carry-Forward

Amount: With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordinate Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the pass-through rate for that class.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by any available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls in either loan group will be allocated on a pro rata basis among the certificates.

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Subordination (including the OC Deposit):
Class	Expected rating (S&P / Moody's)	Initial Credit Support	After Step-Down Support
Class A	AAA/Aaa	22.60%	45.20%
Class M-1	AA+/Aa1	18.50%	37.00%
Class M-2	AA+/Aa2	14.80%	29.60%
Class M-3	AA+/Aa3	12.35%	24.70%
Class M-4	AA/A1	10.60%	21.20%
Class M-5	AA/A2	8.75%	17.50%
Class M-6	A+/A3	7.15%	14.30%
Class M-7	A/Baa1	5.50%	11.00%
Class M-8	BBB+/Baa2	4.25%	8.50%
Class M-9	BBB/Baa3	3.05%	6.10%

For any class of Certificates, the initial credit support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial credit support includes the initial Overcollateralization Amount.

B. Overcollateralization ("OC")

Initial (% Orig.)	3.05%
OC Target (% Orig.)	3.05%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	6.10%
OC Holiday	None

  Excess Spread

Initially equal to approximately [284] bps per annum.

  Yield Maintenance Agreement

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be included in Excess Cash Flow and will be distributed in accordance with the priority set forth below under "Excess Cash Flow Distributions."

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow will be allocated among the certificates as set forth in the Prospectus Supplement in the following order of priority:

(1) as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A and Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;

(2) as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

(3) to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

(4) to pay the holders of Class A and Class M Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on prepayment interest shortfalls previously allocated thereto, that remain un-reimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(5) to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(6) to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of any Group I Basis Risk Shortfall Carry-Forward Amount and Group II Basis Risk Shortfall Carry-Forward Amount, as applicable, previously allocated thereto that remain unreimbursed, and then the Class M Certificates, in the order of payment priority, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount and Subordinate Basis Risk Shortfall Carry Forward Amount, as applicable, remaining unpaid as of that Distribution Date;

(7) to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto on that Distribution Date, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(8) to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of realized losses allocated thereto that remain unreimbursed, and then to the Class M Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

(9) to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

On any Distribution Date, the amounts described in clause (1) through (3) above will be paid first from Excess Cash Flow for that Distribution Date, other than amounts received by the trust under the Yield Maintenance Agreement, and second from amounts received by the trust under the Yield Maintenance Agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A-I Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of Class A-I Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for that class, and for each Class of A-I Certificates, other than the Class A-I-1 Certificates, beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

Class A-II Pass-Through Rate: On each Distribution Date, the Pass-Through Rate on the Class A-II Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus two-times the related margin, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

Subordinate Pass-Through Rates: On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for that class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus one and a half-times the related margin for that class, (y) the Subordinate Net WAC Cap Rate and (z) 14.00% per annum.

Group I Net WAC

Cap Rate: For any Distribution Date and the Class A-I Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Group II Net WAC

Cap Rate: For any Distribution Date and the Class A-II Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Subordinate Net WAC

Cap Rate: For any Distribution Date and the Class M Certificates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

Net WAC Cap Rate: The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Subordinate Net WAC Cap Rate, as applicable.

Subordinate Component: With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the Mortgage Loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, in each case subject to the priority of distribution set forth under "Excess Cash Flow Distributions."

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class M Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 3.05% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.10% of the then current aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor: 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in December 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 45.20%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) Excess Cash Flow available for payment of the Overcollateralization Increase Amount on that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount, (b) any Overcollateralization Reduction Amount, and (c) any amounts received by the Trust under the Yield Maintenance Agreement for that Distribution Date. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making additional payments of principal up to the amount of the realized losses to the extent described above in "Excess Cash Flow Distributions".

Trigger Event:

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 37.60% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:
Loss Trigger
Months 25-36	1.70% in the first month plus an additional 1/12th of 2.15% for every month thereafter
Months 37-48	3.85% in the first month plus an additional 1/12th of 2.15% for every month thereafter
Months 49-60	6.00% in the first month plus an additional 1/12th of 1.10% for every month thereafter
Months 61-72	7.10% in the first month plus an additional 1/12th of 0.40% for every month thereafter
Months 73 and thereafter	7.50%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount: On any Distribution Date, the lesser of (a) the excess of (i) the sum of (x) the available distribution amount for that Distribution Date, plus (y) for inclusion in Excess Cash Flow for purposes of clauses (b)(v) and (b)(vi) below, the Yield Maintenance Agreement Principal Distributable Amount for that Distribution Date, over (ii) the interest distribution amount and (b) the aggregate amount described below:

(i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

(ii) the principal portion of all proceeds of the repurchase of Mortgage Loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the preceding calendar month;

(iii) the principal portion of all other unscheduled collections other than subsequent recoveries, received on the Mortgage Loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

(iv) the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of certificates on a prior Distribution Date and remaining unpaid;

(v) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in clause (iv) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; and,

(vi) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to clauses (iv) and (v) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; minus

(vii) the amount of any Overcollateralization Reduction Amount for that Distribution Date; and

(viii) any capitalization reimbursement amount for such Distribution Date.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate principal balance of the Class A and Class M Certificates.

Yield Maintenance

Agreement Principal

Distributable Amount: On any Distribution Date, the amount received by the trustee under the Yield Maintenance Agreement for that Distribution Date and paid as part of the Principal Distribution Amount for that Distribution Date to the extent set forth in clauses (2) and (3) under "Excess Cash Flow Distributions" above.

Class A Principal Distribution

Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the Principal Distribution Amount for that Distribution Date; and

● the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Group I Principal

Distribution Amount: On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Group II Principal

Distribution Amount: On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

Principal Allocation

Amount: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of the principal portion of realized losses on the Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; provided that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Mortgage Loans, in determining the Group I Principal Distribution Amount and Group II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of realized losses on the Group I Loans and Group II Loans, respectively.

Principal Remittance

Amount: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Class A Interest

Distribution Priority: With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

    first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;
    second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount and to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in first above;
    third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first and second above; and
    fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in clauses first, second and third above.

Class A-I Interest

Remittance Amount: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.

Class A-II Interest

Remittance Amount: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

Interest

Distributions: Distributions to the holders of the certificates will be made generally from the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of certificates, in the following order of priority:

(i) To the Class A Certificates, pursuant to the Class A Interest Distribution Priority;

(ii) To the Class M-1 Certificates;

(iii) To the Class M-2 Certificates;

(iv) To the Class M-3 Certificates;

(v) To the Class M-4 Certificates;

(vi) To the Class M-5 Certificates;

(vii) To the Class M-6 Certificates;

(viii) To the Class M-7 Certificates;

(ix) To the Class M-8 Certificates; and

(x) To the Class M-9 Certificates.

Principal Distributions: From the sum of (x) the available distribution amount remaining after payment of certain fees and expenses and the interest distribution amount on the certificates on any Distribution Date, and (y) the Yield Maintenance Agreement Principal Distributable Amount, the Principal Distribution Amount will be distributed as follows:

(i) To the Class A Certificates, the Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;

(ii) To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

(iii) To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

(iv) To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

(v) To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

(vi) To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

(vii) To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

(viii) To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

(ix) To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero; and

(x) To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero.

Class A Principal

Distributions: The Group I Principal Distribution Amount will be distributed as follows:

● first, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; and

● second, to the Class A-II Certificates, until the certificate principal balance thereof has been reduced to zero.

The Group II Principal Distribution Amount will be distributed as follows:

● first, to the Class A-II Certificates, until the certificate principal balance thereof has been reduced to zero; and

● second, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown

Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown

Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

● the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, and Class M-8 Principal Distribution Amounts; and

● the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:
Class	Expected rating (S&P / Moody's)	Subordination %
Class A	AAA/Aaa	54.80%
Class M-1	AA+/Aa1	63.00%
Class M-2	AA+/Aa2	70.40%
Class M-3	AA+/Aa3	75.30%
Class M-4	AA/A1	78.80%
Class M-5	AA/A2	82.50%
Class M-6	A+/A3	85.70%
Class M-7	A/Baa1	89.00%
Class M-8	BBB+/Baa2	91.50%
Class M-9	BBB/Baa3	93.90%

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses: Any realized losses will be allocated or covered as follows:

      To Excess Cash Flow for the related Distribution Date;

      To the overcollateralization, until reduced to zero;

      To the Class M-9 Certificates, until reduced to zero;

      To the Class M-8 Certificates, until reduced to zero;

      To the Class M-7 Certificates, until reduced to zero;

      To the Class M-6 Certificates, until reduced to zero;

      To the Class M-5 Certificates, until reduced to zero;

      To the Class M-4 Certificates, until reduced to zero;

      To the Class M-3 Certificates, until reduced to zero;

      To the Class M-2 Certificates, until reduced to zero;

      To the Class M-1 Certificates, until reduced to zero; and

      To the Class A-I Certificates, losses on the Group I Loans on a pro rata basis until reduced to zero, and to the Class A-II Certificates, losses on the Group II Loans until reduced to zero.

Prospectus: The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

Yield Maintenance Agreement

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of [4.09%] beginning with the Distribution Date in December 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in July 2010.

Any amounts received by the trust under the yield maintenance agreement on any Distribution Date will be paid as part of Excess Cash Flow pursuant to the priority set forth above under "Excess Cash Flow Distributions".

Period	Notional Balance ($)	Period	Notional Balance ($)	Period	Notional Balance ($)	Period	Notional Balance ($)
1	672,713,000	19	397,516,873	37	144,018,855	55	70,453,211
2	668,676,521	20	381,786,050	38	144,018,855	56	67,471,692
3	662,719,365	21	366,646,011	39	141,948,337	57	0
4	654,824,231	22	351,862,958	40	135,805,827
5	644,987,967	23	325,064,579	41	129,936,647
6	633,222,690	24	300,306,208	42	124,328,392
7	619,556,184	25	277,488,515	43	118,969,230
8	604,032,529	26	256,398,337	44	113,847,870
9	586,712,438	27	237,012,161	45	108,953,541
10	567,927,812	28	225,677,422	46	104,275,968
11	547,765,318	29	214,852,285	47	99,805,344
12	526,353,191	30	204,513,465	48	95,532,315
13	505,751,593	31	194,638,750	49	91,447,954
14	485,929,701	32	185,206,956	50	87,543,745
15	466,857,866	33	176,197,874	51	83,811,562
16	448,507,574	34	167,592,229	52	80,243,648
17	430,851,398	35	159,371,652	53	76,832,606
18	413,862,956	36	151,519,437	54	73,571,373

Net WAC Schedule - Group I

Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)	Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)
1	5.97	21.88	39	8.39	21.13
2	6.35	22.24	40	9.28	22.10
3	6.35	22.21	41	8.38	20.89
4	7.03	22.86	42	8.66	21.90
5	6.35	22.13	43	8.37	21.41
6	6.56	22.28	44	8.65	21.66
7	6.35	21.99	45	8.36	21.18
8	6.56	22.12	46	8.36	21.06
9	6.35	21.80	47	8.63	21.31
10	6.35	21.69	48	8.35	20.87
11	6.56	21.77	49	8.62	21.11
12	6.35	21.42	50	8.34	20.64
13	6.56	21.49	51	8.34	20.53
14	6.35	21.14	52	9.22	21.58
15	6.35	21.00	53	8.33	20.32
16	7.03	21.54	54	8.60	20.60
17	6.35	20.72	55	8.32	20.13
18	6.56	20.79	56	8.59	20.39
19	6.35	20.44	57	8.31	10.84
20	6.56	20.52	58	8.30	10.83
21	6.35	20.18	59	8.57	11.17
22	6.35	20.04	60	8.29	10.80
23	6.57	19.94	61	8.56	11.15
24	8.36	21.76	62	8.28	10.77
25	8.63	21.74	63	8.28	10.76
26	8.35	21.14	64	9.16	11.90
27	8.34	20.85	65	8.27	10.73
28	8.91	21.29	66	8.54	11.08
29	8.33	20.54	67	8.26	10.71
30	8.60	21.45	68	8.52	11.05
31	8.32	20.98	69	8.24	10.68
32	8.60	21.14	70	8.24	10.67
33	8.31	20.67	71	8.51	11.01
34	8.31	20.52	72	8.23	10.64
35	8.61	20.71	73	8.50	10.98
36	8.40	21.07
37	8.68	21.25
38	8.39	20.93

Notes:

(1) Assumes 1 Month LIBOR remains constant at 4.09% and 6 Month LIBOR remains constant at 4.53%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(2) Assumes all index values remain constant at 20.00%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is the Net WAC Rate, plus any payments from the Yield Maintenance Agreement, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Net WAC Schedule - Group II

Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)	Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)
1	5.92	21.83	39	8.44	21.19
2	6.30	22.19	40	9.34	22.17
3	6.30	22.17	41	8.43	20.97
4	6.98	22.80	42	8.71	22.00
5	6.30	22.08	43	8.42	21.51
6	6.51	22.23	44	8.70	21.76
7	6.30	21.94	45	8.41	21.28
8	6.51	22.07	46	8.41	21.16
9	6.30	21.75	47	8.69	21.43
10	6.30	21.64	48	8.40	20.99
11	6.51	21.72	49	8.68	21.25
12	6.30	21.37	50	8.40	20.77
13	6.51	21.44	51	8.39	20.66
14	6.30	21.09	52	9.29	21.73
15	6.30	20.95	53	8.38	20.46
16	6.98	21.48	54	8.66	20.76
17	6.30	20.67	55	8.38	20.29
18	6.51	20.74	56	8.65	20.56
19	6.30	20.40	57	8.37	11.00
20	6.51	20.47	58	8.36	10.99
21	6.30	20.13	59	8.64	11.34
22	6.31	19.99	60	8.36	10.96
23	6.52	19.89	61	8.63	11.32
24	8.34	21.72	62	8.35	10.94
25	8.61	21.70	63	8.34	10.93
26	8.33	21.11	64	9.23	12.09
27	8.32	20.82	65	8.33	10.91
28	8.89	21.26	66	8.61	11.26
29	8.31	20.51	67	8.33	10.88
30	8.59	21.43	68	8.60	11.23
31	8.31	20.97	69	8.32	10.86
32	8.58	21.12	70	8.31	10.85
33	8.30	20.66	71	8.59	11.20
34	8.30	20.50	72	8.30	10.82
35	8.62	20.72	73	8.58	11.17
36	8.45	21.13
37	8.72	21.31
38	8.44	20.99

Notes:

(1) Assumes 1 Month LIBOR remains constant at 4.09% and 6 Month LIBOR remains constant at 4.53%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(2) Assumes all index values remain constant at 20.00%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is the Net WAC Rate, plus any payments from the Yield Maintenance Agreement, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Net WAC Schedule - Subordinate

Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)	Period	Net WAC Rate % (1, 3)	Effective Rate % (2, 3)
1	5.95	21.86	39	8.40	21.15
2	6.33	22.23	40	9.30	22.12
3	6.33	22.20	41	8.40	20.92
4	7.01	22.84	42	8.67	21.93
5	6.33	22.11	43	8.39	21.44
6	6.55	22.26	44	8.66	21.69
7	6.33	21.98	45	8.38	21.21
8	6.54	22.10	46	8.37	21.09
9	6.33	21.79	47	8.65	21.35
10	6.33	21.67	48	8.37	20.90
11	6.54	21.76	49	8.64	21.16
12	6.33	21.40	50	8.36	20.68
13	6.55	21.47	51	8.35	20.57
14	6.34	21.12	52	9.24	21.63
15	6.34	20.98	53	8.34	20.36
16	7.01	21.52	54	8.62	20.65
17	6.34	20.70	55	8.33	20.18
18	6.55	20.78	56	8.61	20.44
19	6.34	20.43	57	8.33	10.89
20	6.55	20.51	58	8.32	10.87
21	6.34	20.16	59	8.59	11.22
22	6.34	20.02	60	8.31	10.85
23	6.55	19.93	61	8.58	11.20
24	8.36	21.75	62	8.30	10.83
25	8.63	21.73	63	8.30	10.81
26	8.34	21.14	64	9.18	11.96
27	8.33	20.84	65	8.29	10.79
28	8.90	21.28	66	8.56	11.13
29	8.32	20.53	67	8.28	10.76
30	8.60	21.45	68	8.55	11.11
31	8.32	20.98	69	8.27	10.74
32	8.59	21.13	70	8.26	10.72
33	8.31	20.67	71	8.53	11.07
34	8.31	20.51	72	8.25	10.70
35	8.61	20.71	73	8.52	11.04
36	8.42	21.09
37	8.69	21.27
38	8.41	20.95

Notes:

(1) Assumes 1 Month LIBOR remains constant at 4.09% and 6 Month LIBOR remains constant at 4.53%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(2) Assumes all index values remain constant at 20.00%, the optional call is exercised and no losses are applied to the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is the Net WAC Rate, plus any payments from the Yield Maintenance Agreement, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.15	1.57	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 24	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	24	21	17	15
Class A-I-2
Avg. Life (yrs)	24.85	6.29	4.22	3.00	2.08	1.79
Principal Window	241 - 347	34 - 148	24 - 99	21 - 73	17 - 35	15 - 28
Principal Window Months	107	115	76	53	19	14
Class A-I-3
Avg. Life (yrs)	28.93	12.34	8.26	6.09	3.91	2.44
Principal Window	347 - 347	148 - 148	99 - 99	73 - 73	35 - 56	28 - 30
Principal Window Months	1	1	1	1	22	3
Class A-II
Avg. Life (yrs)	19.52	4.23	2.91	2.14	1.55	1.32
Principal Window	1 - 347	1 - 148	1 - 99	1 - 73	1 - 56	1 - 30
Principal Window Months	347	148	99	73	56	30

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.15	1.57	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 24	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	24	21	17	15
Class A-I-2
Avg. Life (yrs)	24.87	6.43	4.33	3.07	2.08	1.79
Principal Window	241 - 354	34 - 197	24 - 134	21 - 99	17 - 35	15 - 28
Principal Window Months	114	164	111	79	19	14
Class A-I-3
Avg. Life (yrs)	29.72	20.15	14.12	10.47	6.35	2.44
Principal Window	354 - 359	197 - 301	134 - 223	99 - 167	35 - 130	28 - 30
Principal Window Months	6	105	90	69	96	3
Class A-II
Avg. Life (yrs)	19.56	4.52	3.12	2.29	1.60	1.32
Principal Window	1 - 359	1 - 295	1 - 215	1 - 159	1 - 120	1 - 30
Principal Window Months	359	295	215	159	120	30

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.80	8.23	5.54	4.68	4.68	3.57
Principal Window	277 - 347	49 - 148	39 - 99	46 - 73	56 - 56	30 - 45
Principal Window Months	71	100	61	28	1	16
Class M-2
Avg. Life (yrs)	26.80	8.23	5.53	4.51	4.56	3.76
Principal Window	277 - 347	49 - 148	38 - 99	43 - 73	51 - 56	44 - 45
Principal Window Months	71	100	62	31	6	2
Class M-3
Avg. Life (yrs)	26.80	8.23	5.53	4.43	4.20	3.57
Principal Window	277 - 347	49 - 148	38 - 99	42 - 73	47 - 56	40 - 45
Principal Window Months	71	100	62	32	10	6
Class M-4
Avg. Life (yrs)	26.80	8.23	5.53	4.38	4.03	3.38
Principal Window	277 - 347	49 - 148	37 - 99	41 - 73	44 - 56	38 - 45
Principal Window Months	71	100	63	33	13	8
Class M-5
Avg. Life (yrs)	26.80	8.23	5.53	4.34	3.91	3.26
Principal Window	277 - 347	49 - 148	37 - 99	40 - 73	43 - 56	36 - 45
Principal Window Months	71	100	63	34	14	10
Class M-6
Avg. Life (yrs)	26.80	8.23	5.53	4.32	3.82	3.17
Principal Window	277 - 347	49 - 148	37 - 99	39 - 73	41 - 56	35 - 45
Principal Window Months	71	100	63	35	16	11
Class M-7
Avg. Life (yrs)	26.80	8.23	5.53	4.30	3.75	3.10
Principal Window	277 - 347	49 - 148	37 - 99	38 - 73	40 - 56	34 - 45
Principal Window Months	71	100	63	36	17	12
Class M-8
Avg. Life (yrs)	26.80	8.23	5.53	4.28	3.70	3.04
Principal Window	277 - 347	49 - 148	37 - 99	38 - 73	39 - 56	33 - 45
Principal Window Months	71	100	63	36	18	13
Class M-9
Avg. Life (yrs)	26.80	8.23	5.53	4.27	3.66	3.00
Principal Window	277 - 347	49 - 148	37 - 99	37 - 73	38 - 56	32 - 45
Principal Window Months	71	100	63	37	19	14

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.90	9.07	6.16	5.13	6.18	5.51
Principal Window	277 - 358	49 - 269	39 - 190	46 - 141	60 - 109	30 - 104
Principal Window Months	82	221	152	96	50	75
Class M-2
Avg. Life (yrs)	26.90	9.05	6.13	4.94	4.95	4.31
Principal Window	277 - 358	49 - 259	38 - 182	43 - 135	51 - 104	44 - 83
Principal Window Months	82	211	145	93	54	40
Class M-3
Avg. Life (yrs)	26.89	9.02	6.10	4.84	4.53	3.82
Principal Window	277 - 357	49 - 248	38 - 173	42 - 128	47 - 99	40 - 79
Principal Window Months	81	200	136	87	53	40
Class M-4
Avg. Life (yrs)	26.89	8.99	6.08	4.77	4.34	3.62
Principal Window	277 - 357	49 - 239	37 - 166	41 - 122	44 - 94	38 - 75
Principal Window Months	81	191	130	82	51	38
Class M-5
Avg. Life (yrs)	26.89	8.95	6.04	4.72	4.21	3.48
Principal Window	277 - 356	49 - 231	37 - 159	40 - 117	43 - 91	36 - 72
Principal Window Months	80	183	123	78	49	37
Class M-6
Avg. Life (yrs)	26.89	8.90	6.00	4.66	4.09	3.37
Principal Window	277 - 356	49 - 221	37 - 151	39 - 111	41 - 86	35 - 68
Principal Window Months	80	173	115	73	46	34
Class M-7
Avg. Life (yrs)	26.88	8.83	5.95	4.60	3.99	3.28
Principal Window	277 - 355	49 - 209	37 - 143	38 - 105	40 - 81	34 - 64
Principal Window Months	79	161	107	68	42	31
Class M-8
Avg. Life (yrs)	26.87	8.71	5.87	4.52	3.89	3.18
Principal Window	277 - 354	49 - 195	37 - 132	38 - 97	39 - 75	33 - 59
Principal Window Months	78	147	96	60	37	27
Class M-9
Avg. Life (yrs)	26.85	8.54	5.74	4.43	3.79	3.09
Principal Window	277 - 352	49 - 180	37 - 121	37 - 89	38 - 69	32 - 54
Principal Window Months	76	132	85	53	32	23

Aggregate Collateral Summary

as of the Cut-off Date

Summary Statistics	Total
Aggregate Current Principal Balance	$708,037,171
Number of Mortgage Loans	4,016
		Minimum	Maximum
Average Current Principal Balance	$176,304	$19,009	$672,000
Weighted Average Original Loan-to-Value	82.55%	14.00%	100.00%
Weighted Average Mortgage Rate	7.007%	5.200%	11.200%
Weighted Average Net Mortgage Rate	6.546%	4.750%	10.650%
Weighted Average Note Margin	5.005%	3.120%	8.940%
Weighted Average Maximum Mortgage Rate	12.943%	11.200%	16.850%
Weighted Average Minimum Mortgage Rate	6.943%	4.980%	10.850%
Weighted Average Term to Next Rate Adjustment Date (months)	23	14	36
Weighted Average Remaining Term to Stated Maturity (months)	358	119	360
Weighted Average Credit Score	632	514	816

Product type		Occupancy Status
Hybrid ARM	86.97%	Primary Residence	96.88%
Fixed	13.03%	Second/Vacation	0.91%
		Non Owner Occupied	2.21%
Lien
First	99.96%	Documentation Type
Second	0.04%	Full Documentation	68.49%
		Reduced Documentation	31.51%
Property Type
Single-family Detached	85.50%	Loans with Prepayment penalties	73.61%
Attached PUD	0.51%
Detached PUD	2.18%	Interest Only Percentage	28.74%
Condo under 5 Stories	5.37%
Townhouse / Rowhouse	3.84%	Loans serviced by Homecomings	100.00%
Leasehold	0.05%
Two to Four Family Units	2.56%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	4,009	707,788,171	99.96	176,550	632	82.55
Second Lien	7	249,001	0.04	35,572	634	99.73
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10yr FRM	1	204,300	0.03	204,300	562	90.00
15yr FRM	20	1,819,970	0.26	90,999	622	74.98
20yr FRM	20	1,769,169	0.25	88,458	627	79.55
2/28 ARM	3,183	580,885,996	82.04	182,496	632	82.78
30yr FRM	619	88,478,008	12.50	142,937	624	81.53
3/27 ARM	173	34,879,727	4.93	201,617	655	81.87
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	1	224,277	0.03	224,277	514	73.00
520 - 539	164	23,686,186	3.35	144,428	529	78.35
540 - 559	227	33,872,893	4.78	149,220	549	78.40
560 - 579	291	47,594,020	6.72	163,553	570	79.95
580 - 599	510	82,455,116	11.65	161,677	589	80.97
600 - 619	592	97,882,134	13.82	165,341	610	82.57
620 - 639	704	124,751,347	17.62	177,204	629	83.20
640 - 659	585	110,844,616	15.66	189,478	649	83.34
660 - 679	378	72,751,336	10.28	192,464	669	82.60
680 - 699	223	46,178,909	6.52	207,080	689	84.09
700 - 719	128	25,379,597	3.58	198,278	709	86.17
720 - 739	98	18,740,768	2.65	191,232	729	86.43
740 - 759	54	11,676,704	1.65	216,235	748	86.47
760 or Greater	61	11,999,267	1.69	196,709	779	86.12
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	880	67,755,221	9.57	76,995	614	83.72
100,001 to 200,000	1,901	282,349,357	39.88	148,527	627	82.21
200,001 to 300,000	833	202,832,143	28.65	243,496	635	82.61
300,001 to 400,000	268	92,126,650	13.01	343,756	642	82.94
400,001 to 500,000	105	47,166,824	6.66	449,208	647	81.73
500,001 to 600,000	27	14,531,975	2.05	538,221	649	82.91
600,001 to 700,000	2	1,275,000	0.18	637,500	653	84.73
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	26	6,724,693	0.95	258,642	662	77.30
5.000 - 5.499	190	45,194,745	6.38	237,867	665	77.98
5.500 - 5.999	599	130,237,298	18.39	217,425	650	79.74
6.000 - 6.499	1,044	196,655,969	27.77	188,368	639	80.69
6.500 - 6.999	847	151,178,767	21.35	178,487	629	83.20
7.000 - 7.499	599	89,987,705	12.71	150,230	614	85.37
7.500 - 7.999	294	42,665,609	6.03	145,121	602	88.32
8.000 - 8.499	247	28,821,805	4.07	116,687	589	90.33
8.500 - 8.999	84	9,268,447	1.31	110,339	576	91.35
9.000 - 9.499	62	5,611,008	0.79	90,500	573	93.46
9.500 - 9.999	16	1,048,011	0.15	65,501	572	93.55
10.000 - 10.499	5	486,472	0.07	97,294	556	76.22
10.500 - 10.999	3	156,644	0.02	52,215	556	88.64
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	33	8,319,518	1.18	252,107	664	76.36
5.500 - 5.999	253	58,997,139	8.33	233,190	665	78.36
6.000 - 6.499	600	128,641,561	18.17	214,403	650	79.73
6.500 - 6.999	1,138	213,392,095	30.14	187,515	639	81.08
7.000 - 7.499	705	123,654,101	17.46	175,396	626	83.18
7.500 - 7.999	617	92,066,853	13.00	149,217	613	85.91
8.000 - 8.499	244	35,884,023	5.07	147,066	601	88.33
8.500 - 8.999	247	29,023,807	4.10	117,505	585	90.04
9.000 - 9.499	82	9,386,643	1.33	114,471	574	90.68
9.500 - 9.999	72	6,926,308	0.98	96,199	574	93.81
10.000 - 10.499	17	1,102,011	0.16	64,824	573	93.86
10.500 - 10.999	5	486,472	0.07	97,294	556	76.22
11.000 - 11.499	3	156,644	0.02	52,215	556	88.64
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	63	8,663,274	1.22	137,512	597	43.28
50.01 - 55.00	30	5,227,215	0.74	174,240	615	52.97
55.01 - 60.00	52	8,926,609	1.26	171,666	593	58.28
60.01 - 65.00	70	12,964,499	1.83	185,207	604	63.38
65.01 - 70.00	149	27,663,957	3.91	185,664	600	68.66
70.01 - 75.00	181	31,888,027	4.50	176,177	608	73.96
75.01 - 80.00	1,863	337,803,482	47.71	181,322	642	79.88
80.01 - 85.00	347	61,524,589	8.69	177,304	604	84.49
85.01 - 90.00	595	106,448,473	15.03	178,905	619	89.78
90.01 - 95.00	237	44,350,015	6.26	187,131	634	94.84
95.01 - 100.00	429	62,577,032	8.84	145,867	667	99.92
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	97	10,902,529	1.54	112,397	622	86.42
Arizona	212	41,930,750	5.92	197,787	629	80.32
Arkansas	16	1,682,227	0.24	105,139	598	93.76
California	355	106,357,285	15.02	299,598	642	78.74
Colorado	113	22,128,432	3.13	195,827	637	82.77
Connecticut	40	7,018,222	0.99	175,456	642	81.15
Delaware	31	5,516,866	0.78	177,963	628	86.07
Florida	286	49,355,310	6.97	172,571	628	80.22
Georgia	120	18,331,414	2.59	152,762	628	85.42
Idaho	24	3,418,434	0.48	142,435	645	82.51
Illinois	229	36,835,885	5.20	160,855	635	84.40
Indiana	91	9,676,385	1.37	106,334	615	83.85
Iowa	27	2,840,778	0.40	105,214	621	87.97
Kansas	32	3,919,929	0.55	122,498	624	86.29
Kentucky	47	4,905,534	0.69	104,373	618	86.59
Louisiana	83	9,945,859	1.40	119,830	621	84.66
Maine	34	4,489,821	0.63	132,054	638	87.06
Maryland	218	51,509,632	7.27	236,283	633	82.55
Massachusetts	58	13,203,850	1.86	227,653	641	78.11
Michigan	147	19,666,455	2.78	133,785	623	86.44
Minnesota	51	8,506,340	1.20	166,791	651	85.42
Mississippi	58	6,158,147	0.87	106,175	614	88.22
Missouri	68	7,747,656	1.09	113,936	615	85.15
Nebraska	11	1,303,662	0.18	118,515	624	84.53
Nevada	83	19,680,954	2.78	237,120	646	80.45
New Hampshire	18	3,299,091	0.47	183,283	614	76.76
New Jersey	211	44,568,912	6.29	211,227	615	81.36
New Mexico	22	3,754,132	0.53	170,642	629	85.81
New York	57	8,868,041	1.25	155,580	617	83.84
North Carolina	100	12,857,126	1.82	128,571	624	86.06
Ohio	92	11,488,124	1.62	124,871	637	86.23
Oklahoma	46	4,783,923	0.68	103,998	613	86.91
Oregon	37	7,616,637	1.08	205,855	663	86.65
Pennsylvania	183	24,431,349	3.45	133,505	631	83.99
Rhode Island	17	3,644,703	0.51	214,394	632	83.44
South Carolina	69	8,565,815	1.21	124,142	639	85.54
South Dakota	2	276,000	0.04	138,000	669	80.00
Tennessee	114	13,455,590	1.90	118,031	609	85.97
Texas	55	7,121,483	1.01	129,482	627	82.13
Utah	32	5,055,623	0.71	157,988	642	82.65
Vermont	4	404,000	0.06	101,000	679	77.57
Virginia	247	49,341,091	6.97	199,762	635	82.97
Washington	101	19,891,220	2.81	196,943	646	83.10
Wisconsin	74	11,023,754	1.56	148,970	623	85.10
Wyoming	4	558,200	0.08	139,550	656	84.66
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,721	285,931,336	40.38	166,143	647	84.13
Rate/Term Refinance	262	43,108,317	6.09	164,536	621	83.99
Equity Refinance	2,033	378,997,518	53.53	186,423	622	81.20
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	2,943	484,961,802	68.49	164,785	622	83.52
Reduced Documentation	1,073	223,075,369	31.51	207,899	654	80.46
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	3,877	685,928,783	96.88	176,923	631	82.57
Non-Owner Occupied	109	15,631,987	2.21	143,413	659	80.24
Second Home	30	6,476,401	0.91	215,880	662	85.92
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	3,473	605,336,522	85.50	174,298	631	82.67
Condo under 5 stories	217	38,035,478	5.37	175,279	645	82.44
Townhouse	152	27,174,318	3.84	178,778	635	82.64
PUD (detached)	64	15,426,922	2.18	241,046	639	82.85
PUD (attached)	17	3,584,367	0.51	210,845	630	87.07
Leasehold	3	381,500	0.05	127,167	653	87.06
Two to Four Family Units	90	18,098,065	2.56	201,090	630	77.65
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,395	451,365,360	63.75	188,462	650	81.57
AM	416	65,799,977	9.29	158,173	587	79.78
AX	133	23,067,950	3.26	173,443	611	77.46
B	207	33,348,533	4.71	161,104	568	76.14
C	124	16,949,300	2.39	136,688	549	82.87
CM	207	29,482,549	4.16	142,428	543	75.6
NC	534	88,023,503	12.43	164,838	649	95.72
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	1,034	186,840,771	26.39	180,697	628	82.64
12 Month Prepay	154	32,562,210	4.60	211,443	633	83.03
24 Month Prepay	2,192	394,692,952	55.74	180,061	633	82.57
36 Month Prepay	629	92,670,322	13.09	147,330	634	82.04
Other*	7	1,270,916	0.18	181,559	633	89.74
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	3,178	504,522,223	71.26	158,755	623	82.50
60 Month IO	838	203,514,948	28.74	242,858	655	82.69
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
3.000 - 3.499	24	5,788,465	0.82	241,186	673	79.00
3.500 - 3.999	205	49,434,048	6.98	241,142	668	77.82
4.000 - 4.499	570	123,808,432	17.49	217,208	652	80.03
4.500 - 4.999	865	166,588,005	23.53	192,587	641	81.09
5.000 - 5.499	683	123,703,483	17.47	181,118	627	83.54
5.500 - 5.999	445	72,380,505	10.22	162,653	613	85.72
6.000 - 6.499	234	35,558,676	5.02	151,960	600	89.25
6.500 - 6.999	183	22,612,051	3.19	123,563	583	90.82
7.000 - 7.499	80	9,390,587	1.33	117,382	568	91.54
7.500 - 7.999	51	4,783,141	0.68	93,787	569	92.30
8.000 - 8.499	13	1,346,093	0.19	103,546	557	91.65
8.500 - 8.999	3	372,236	0.05	124,079	541	77.41
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
11.000 - 11.999	286	67,316,657	9.51	235,373	665	78.12
12.000 - 12.999	1,519	305,157,171	43.10	200,893	644	80.93
13.000 - 13.999	1,065	179,952,827	25.42	168,970	620	84.83
14.000 - 14.999	360	50,057,215	7.07	139,048	590	90.12
15.000 - 15.999	112	12,089,171	1.71	107,939	565	91.19
16.000 - 16.999	14	1,192,682	0.17	85,192	561	89.15
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
4.000 to 4.999	1	223,140	0.03	223,140	629	75
5.000 to 5.999	286	67,316,657	9.51	235,373	665	78.12
6.000 to 6.999	1,519	305,058,831	43.09	200,829	644	80.94
7.000 to 7.999	1,065	179,952,827	25.42	168,970	620	84.83
8.000 to 8.999	359	49,932,415	7.05	139,088	590	90.13
9.000 to 9.999	112	12,089,171	1.71	107,939	565	91.19
10.000 to 10.999	14	1,192,682	0.17	85,192	561	89.15
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	660	92,271,448	13.03	139,805	623	81.38
January 2007	1	105,052	0.01	105,052	645	100.00
April 2007	2	341,863	0.05	170,931	690	90.00
May 2007	7	1,130,807	0.16	161,544	636	84.16
June 2007	18	3,776,470	0.53	209,804	610	82.98
July 2007	53	10,663,685	1.51	201,202	612	82.65
August 2007	84	14,363,873	2.03	170,998	609	82.58
September 2007	324	47,648,628	6.73	147,064	623	84.08
October 2007	2,631	492,205,660	69.52	187,079	634	82.73
November 2007	63	10,649,960	1.50	169,047	622	79.01
June 2008	1	209,890	0.03	209,890	601	90.00
July 2008	5	1,028,127	0.15	205,625	633	81.36
August 2008	15	4,115,044	0.58	274,336	646	83.97
September 2008	22	4,047,277	0.57	183,967	669	84.10
October 2008	125	24,395,190	3.45	195,162	657	81.25
November 2008	5	1,084,200	0.15	216,840	640	78.55
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	94	16,228,825	2.29	172,647	641	78.84
20.01 - 25.00	139	18,982,977	2.68	136,568	623	80.08
25.01 - 30.00	265	38,971,909	5.50	147,064	618	79.91
30.01 - 35.00	466	73,297,230	10.35	157,290	634	82.35
35.01 - 40.00	638	110,659,421	15.63	173,447	634	82.84
40.01 - 45.00	958	172,395,819	24.35	179,954	635	82.49
45.01 - 50.00	1,304	245,739,588	34.71	188,451	633	83.35
50.01 - 55.00	149	31,069,749	4.39	208,522	608	82.98
55.01 - 60.00	3	691,653	0.10	230,551	589	75.14
Total	4,016	708,037,171	100.00	176,304	632	82.55

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group I Collateral Summary

as of the Cut-off Date

Summary Statistics	Total
Aggregate Current Principal Balance	$492,478,360
Number of Mortgage Loans	2,632
		Minimum	Maximum
Average Current Principal Balance	$187,112	$20,872	$672,000
Weighted Average Original Loan-to-Value	82.52%	14.00%	100.00%
Weighted Average Mortgage Rate	7.022%	5.245%	11.200%
Weighted Average Net Mortgage Rate	6.562%	4.750%	10.650%
Weighted Average Note Margin	5.022%	3.310%	8.940%
Weighted Average Maximum Mortgage Rate	12.964%	11.245%	16.850%
Weighted Average Minimum Mortgage Rate	6.964%	4.980%	10.850%
Weighted Average Term to Next Rate Adjustment Date (months)	23	14	36
Weighted Average Remaining Term to Stated Maturity (months)	358	119	360
Weighted Average Credit Score	630	514	816

Product type		Occupancy Status
Hybrid ARM	86.27%	Primary Residence	96.40%
Fixed	13.73%	Non-Owner Occupied	2.61%
		Second/Vacation	0.99%
Lien
First	99.99%	Documentation Type
Second	0.01%	Full Documentation	66.39%
		Reduced Documentation	33.61%
Property Type
Single-family Detached	85.65%	Loans with Prepayment penalties	74.34%
Attached PUD	0.54%
Detached PUD	2.25%	Interest Only Percentage	29.19%
Condo under 5 Stories	5.49%
Townhouse / Rowhouse	3.43%	Loans serviced by Homecomings	100.00%
Leasehold	0.05%
Two to Four Family Units	2.59%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,630	492,431,377	99.99	187,236	630	82.52
Second Lien	2	46,982	0.01	23,491	593	100.00
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10yr FRM	1	204,300	0.04	204,300	562	90.00
15yr FRM	17	1,566,943	0.32	92,173	630	73.99
20yr FRM	12	1,248,396	0.25	104,033	633	75.10
2/28 ARM	2,057	403,905,142	82.01	196,356	631	83.02
30yr FRM	449	64,586,080	13.11	143,844	620	79.73
3/27 ARM	96	20,967,498	4.26	218,411	651	82.39
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	1	224,277	0.05	224,277	514	73.00
520 - 539	113	17,227,528	3.50	152,456	530	77.74
540 - 559	158	24,124,564	4.90	152,687	549	78.39
560 - 579	184	30,780,227	6.25	167,284	571	79.56
580 - 599	369	62,613,030	12.71	169,683	589	81.12
600 - 619	433	74,795,172	15.19	172,737	610	82.49
620 - 639	462	88,160,130	17.90	190,823	629	83.45
640 - 659	342	69,891,748	14.19	204,362	649	83.47
660 - 679	220	45,702,274	9.28	207,738	669	82.45
680 - 699	143	32,856,435	6.67	229,765	689	83.92
700 - 719	81	18,182,691	3.69	224,478	709	86.67
720 - 739	61	12,491,277	2.54	204,775	728	85.51
740 - 759	33	7,915,472	1.61	239,863	748	88.07
760 or Greater	32	7,513,533	1.53	234,798	782	84.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	546	42,092,665	8.55	77,093	610	83.11
100,001 to 200,000	1,187	179,083,498	36.36	150,871	623	82.50
200,001 to 300,000	557	136,046,333	27.62	244,248	633	82.49
300,001 to 400,000	210	73,211,316	14.87	348,625	640	82.69
400,001 to 500,000	104	46,757,572	9.49	449,592	648	81.65
500,001 to 600,000	26	14,011,975	2.85	538,922	650	83.06
600,001 to 700,000	2	1,275,000	0.26	637,500	653	84.73
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	19	5,687,093	1.15	299,321	665	78.19
5.000 - 5.499	95	26,932,345	5.47	283,498	672	80.52
5.500 - 5.999	359	87,272,949	17.72	243,100	649	79.98
6.000 - 6.499	714	140,633,917	28.56	196,966	637	80.45
6.500 - 6.999	572	108,698,497	22.07	190,032	627	83.02
7.000 - 7.499	390	61,033,522	12.39	156,496	611	84.44
7.500 - 7.999	200	29,900,358	6.07	149,502	602	88.18
8.000 - 8.499	163	19,938,308	4.05	122,321	589	89.73
8.500 - 8.999	60	7,047,216	1.43	117,454	575	90.62
9.000 - 9.499	43	3,958,637	0.80	92,061	572	93.37
9.500 - 9.999	11	866,050	0.18	78,732	560	92.23
10.000 - 10.499	4	427,972	0.09	106,993	561	74.34
10.500 - 10.999	2	81,496	0.02	40,748	583	96.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	19	6,084,813	1.24	320,253	670	77.47
5.500 - 5.999	121	34,379,884	6.98	284,131	669	80.38
6.000 - 6.499	386	90,271,666	18.33	233,864	650	79.98
6.500 - 6.999	770	151,267,068	30.72	196,451	636	80.81
7.000 - 7.499	481	89,419,464	18.16	185,903	625	83.03
7.500 - 7.999	400	62,070,779	12.60	155,177	609	84.92
8.000 - 8.499	165	25,637,774	5.21	155,380	601	88.24
8.500 - 8.999	168	20,188,648	4.10	120,171	585	89.30
9.000 - 9.499	56	6,948,517	1.41	124,081	574	90.29
9.500 - 9.999	49	4,834,228	0.98	98,658	571	93.53
10.000 - 10.499	11	866,050	0.18	78,732	560	92.23
10.500 - 10.999	4	427,972	0.09	106,993	561	74.34
11.000 - 11.499	2	81,496	0.02	40,748	583	96.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	41	5,453,602	1.11	133,015	589	42.64
50.01 - 55.00	16	2,548,956	0.52	159,310	618	53.01
55.01 - 60.00	32	5,736,336	1.16	179,260	585	58.25
60.01 - 65.00	50	9,727,313	1.98	194,546	601	63.29
65.01 - 70.00	104	19,457,597	3.95	187,092	596	68.71
70.01 - 75.00	113	19,887,201	4.04	175,993	599	73.75
75.01 - 80.00	1,250	245,498,583	49.85	196,399	642	79.90
80.01 - 85.00	216	39,527,745	8.03	182,999	599	84.46
85.01 - 90.00	395	74,285,546	15.08	188,065	618	89.85
90.01 - 95.00	147	28,191,371	5.72	191,778	628	94.84
95.01 - 100.00	268	42,164,110	8.56	157,329	667	99.95
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	65	7,335,615	1.49	112,856	615	85.25
Arizona	139	28,280,468	5.74	203,457	626	79.12
Arkansas	10	1,033,822	0.21	103,382	609	93.55
California	265	85,398,057	17.34	322,257	643	79.79
Colorado	65	13,379,931	2.72	205,845	626	82.81
Connecticut	22	3,669,337	0.75	166,788	643	82.09
Delaware	21	4,097,350	0.83	195,112	624	88.63
Florida	207	36,910,876	7.49	178,313	626	80.61
Georgia	89	14,009,345	2.84	157,408	625	85.18
Idaho	14	2,249,643	0.46	160,689	649	81.10
Illinois	145	24,077,139	4.89	166,049	636	83.82
Indiana	58	6,301,062	1.28	108,639	610	82.77
Iowa	16	1,715,405	0.35	107,213	604	87.04
Kansas	19	2,612,850	0.53	137,518	618	86.39
Kentucky	24	2,574,228	0.52	107,259	612	86.29
Louisiana	50	6,486,322	1.32	129,726	618	84.45
Maine	20	2,675,206	0.54	133,760	636	85.32
Maryland	137	34,095,252	6.92	248,870	633	82.89
Massachusetts	43	10,078,591	2.05	234,386	639	79.31
Michigan	95	13,328,748	2.71	140,303	623	85.88
Minnesota	32	5,366,222	1.09	167,694	645	85.26
Mississippi	34	3,817,368	0.78	112,276	611	88.75
Missouri	44	5,108,071	1.04	116,093	608	85.36
Nebraska	9	966,562	0.20	107,396	602	83.66
Nevada	58	15,063,990	3.06	259,724	647	81.60
New Hampshire	15	2,882,291	0.59	192,153	610	76.29
New Jersey	127	26,970,882	5.48	212,369	613	81.58
New Mexico	15	2,787,588	0.57	185,839	637	85.64
New York	41	6,667,682	1.35	162,626	612	83.35
North Carolina	67	8,557,059	1.74	127,717	618	85.45
Ohio	52	6,815,010	1.38	131,058	626	86.02
Oklahoma	26	2,714,632	0.55	104,409	605	87.88
Oregon	14	3,098,445	0.63	221,318	667	86.16
Pennsylvania	117	16,661,704	3.38	142,408	631	85.12
Rhode Island	10	2,126,756	0.43	212,676	617	83.62
South Carolina	41	5,393,885	1.10	131,558	639	85.22
South Dakota	1	137,600	0.03	137,600	725	80.00
Tennessee	73	9,044,200	1.84	123,893	607	85.95
Texas	32	4,576,298	0.93	143,009	629	81.42
Utah	19	3,415,173	0.69	179,746	637	82.90
Vermont	3	295,200	0.06	98,400	663	76.68
Virginia	175	37,090,038	7.53	211,943	635	82.54
Washington	67	13,883,726	2.82	207,220	645	83.00
Wisconsin	52	8,170,532	1.66	157,126	616	85.07
Wyoming	4	558,200	0.11	139,550	656	84.66
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,312	244,611,793	49.67	186,442	648	83.93
Rate/Term Refinance	146	23,693,360	4.81	162,283	613	84.35
Equity Refinance	1,174	224,173,207	45.52	190,948	613	80.78
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,890	326,967,479	66.39	172,999	618	83.34
Reduced Documentation	742	165,510,881	33.61	223,060	654	80.89
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,524	474,771,631	96.40	188,103	629	82.52
Non-Owner Occupied	88	12,836,208	2.61	145,866	659	80.91
Second Home	20	4,870,521	0.99	243,526	664	86.29
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	2,273	421,831,035	85.65	185,583	630	82.64
Condo under 5 stories	144	27,021,804	5.49	187,651	639	82.68
Townhouse	92	16,868,472	3.43	183,353	632	82.08
PUD (detached)	44	11,098,243	2.25	252,233	636	81.94
PUD (attached)	12	2,667,724	0.54	222,310	631	87.50
Leasehold	2	224,000	0.05	112,000	679	85.00
Two to Four Family Units	65	12,767,082	2.59	196,417	625	78.05
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,544	312,361,290	63.43	202,307	648	81.63
AM	288	46,705,981	9.48	162,174	587	79.28
AX	87	14,908,416	3.03	171,361	608	77.27
B	135	22,126,670	4.49	163,901	569	75.85
C	92	12,920,034	2.62	140,435	548	82.45
CM	134	19,619,547	3.98	146,415	539	75.86
NC	352	63,836,421	12.96	181,353	648	94.82
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	668	126,376,655	25.66	189,187	627	82.71
12 Month Prepay	111	25,146,027	5.11	226,541	629	82.67
24 Month Prepay	1,411	275,396,507	55.92	195,178	632	82.81
36 Month Prepay	438	64,831,429	13.16	148,017	631	80.72
Other*	4	727,741	0.15	181,935	637	94.30
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	2,092	348,727,962	70.81	166,696	622	82.49
60 Month IO	540	143,750,398	29.19	266,204	649	82.60
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
3.000 - 3.499	14	4,169,065	0.85	297,790	673	79.53
3.500 - 3.999	112	31,816,031	6.46	284,072	672	79.73
4.000 - 4.499	340	82,337,981	16.72	242,171	653	80.45
4.500 - 4.999	576	118,901,161	24.14	206,426	638	81.25
5.000 - 5.499	448	85,584,770	17.38	191,037	627	83.54
5.500 - 5.999	296	51,431,301	10.44	173,754	609	85.61
6.000 - 6.499	146	23,189,858	4.71	158,835	600	89.41
6.500 - 6.999	119	15,722,050	3.19	132,118	584	90.12
7.000 - 7.499	54	6,650,910	1.35	123,165	566	90.99
7.500 to 7.999	32	3,351,185	0.68	104,725	567	91.83
8.000 to 8.499	13	1,346,093	0.27	103,546	557	91.65
8.500 to 8.999	3	372,236	0.08	124,079	541	77.41
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
11.000 - 11.999	140	40,464,697	8.22	289,034	669	79.94
12.000 - 12.999	985	212,316,094	43.11	215,549	643	81.13
13.000 - 13.999	704	127,143,406	25.82	180,601	618	84.57
14.000 - 14.999	239	35,308,696	7.17	147,735	590	90.05
15.000 - 15.999	74	8,608,565	1.75	116,332	562	90.62
16.000 - 16.999	11	1,031,182	0.21	93,744	552	87.46
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
4.000 to 4.999	1	223,140	0.05	223,140	629	75.00
5.000 to 5.999	140	40,464,697	8.22	289,034	669	79.94
6.000 to 6.999	984	212,092,954	43.07	215,542	643	81.13
7.000 to 7.999	704	127,143,406	25.82	180,601	618	84.57
8.000 to 8.999	239	35,308,696	7.17	147,735	590	90.05
9.000 to 9.999	74	8,608,565	1.75	116,332	562	90.62
10.000 to 10.999	11	1,031,182	0.21	93,744	552	87.46
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	479	67,605,720	13.73	141,139	621	79.54
January 2007	1	105,052	0.02	105,052	645	100.00
April 2007	1	122,070	0.02	122,070	780	90.00
May 2007	5	884,015	0.18	176,803	644	84.10
June 2007	12	2,849,823	0.58	237,485	612	86.48
July 2007	27	5,628,118	1.14	208,449	613	85.25
August 2007	52	9,359,125	1.90	179,983	604	84.07
September 2007	203	31,960,012	6.49	157,438	621	83.61
October 2007	1,715	345,739,219	70.20	201,597	633	82.95
November 2007	41	7,257,710	1.47	177,017	620	79.05
July 2008	1	201,419	0.04	201,419	610	86.00
August 2008	10	3,118,079	0.63	311,808	652	85.40
September 2008	13	2,520,969	0.51	193,921	664	85.88
October 2008	71	14,775,030	3.00	208,099	651	81.31
November 2008	1	352,000	0.07	352,000	620	74.00
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	67	12,934,207	2.63	193,048	644	78.34
20.01 - 25.00	83	11,227,600	2.28	135,272	620	80.70
25.01 - 30.00	169	25,799,185	5.24	152,658	610	79.42
30.01 - 35.00	286	47,111,774	9.57	164,726	629	82.27
35.01 - 40.00	408	74,575,266	15.14	182,783	634	82.97
40.01 - 45.00	643	123,293,048	25.04	191,747	636	82.58
45.01 - 50.00	873	175,295,097	35.59	200,796	631	83.23
50.01 - 55.00	101	21,830,420	4.43	216,143	606	82.84
55.01 - 60.00	2	411,763	0.08	205,881	597	68.44
Total	2,632	492,478,360	100.00	187,112	630	82.52

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Group II Collateral Summary

as of the Cut-off Date

Summary Statistics	Total
Aggregate Current Principal Balance	$215,558,812
Number of Mortgage Loans	1,384
		Minimum	Maximum
Average Current Principal Balance	$155,751	$19,009	$520,000
Weighted Average Original Loan-to-Value	82.63%	32.00%	100.00%
Weighted Average Mortgage Rate	6.971%	5.200%	11.150%
Weighted Average Net Mortgage Rate	6.511%	4.775%	10.600%
Weighted Average Note Margin	4.967%	3.120%	7.980%
Weighted Average Maximum Mortgage Rate	12.897%	11.200%	16.100%
Weighted Average Minimum Mortgage Rate	6.896%	5.200%	10.100%
Weighted Average Term to Next Rate Adjustment Date (months)	24	17	36
Weighted Average Remaining Term to Stated Maturity (months)	358	178	360
Weighted Average Credit Score	635	520	802

Product type		Occupancy Status
Hybrid ARM	88.56%	Primary Residence	97.96%
Fixed	11.44%	Second/Vacation	0.74%
		Non Owner Occupied	1.30%
Lien
First	99.91%	Documentation Type
Second	0.09%	Full Documentation	73.30%
		Reduced Documentation	26.70%
Property Type
Single-family Detached	85.13%	Loans with Prepayment penalties	71.95%
Attached PUD	0.43%
Detached PUD	2.01%	Interest Only Percentage	27.73%
Condo under 5 Stories	5.11%
Townhouse / Rowhouse	4.78%	Loans serviced by Homecomings	100.00%
Leasehold	0.07%
Two to Four Family Units	2.47%

Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	1,379	215,356,793	99.91	156,169	635	82.61
Second Lien	5	202,018	0.09	40,404	644	99.67
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15yr FRM	3	253,027	0.12	84,342	576	81.12
20yr FRM	8	520,773	0.24	65,097	611	90.23
2/28 ARM	1,126	176,980,854	82.10	157,177	634	82.22
30yr FRM	170	23,891,928	11.08	140,541	632	86.41
3/27 ARM	77	13,912,230	6.45	180,678	661	81.09
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Range	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
520 - 539	51	6,458,658	3.00	126,640	527	79.99
540 - 559	69	9,748,329	4.52	141,280	549	78.41
560 - 579	107	16,813,793	7.80	157,138	570	80.65
580 - 599	141	19,842,086	9.20	140,724	590	80.48
600 - 619	159	23,086,963	10.71	145,201	609	82.81
620 - 639	242	36,591,217	16.98	151,203	630	82.60
640 - 659	243	40,952,868	19.00	168,530	649	83.11
660 - 679	158	27,049,062	12.55	171,197	670	82.85
680 - 699	80	13,322,474	6.18	166,531	688	84.51
700 - 719	47	7,196,906	3.34	153,126	707	84.89
720 - 739	37	6,249,490	2.90	168,905	729	88.28
740 - 759	21	3,761,232	1.74	179,106	748	83.10
760 or Greater	29	4,485,734	2.08	154,680	775	88.66
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Balance ($)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	334	25,662,556	11.91	76,834	621	84.74
100,001 to 200,000	714	103,265,859	47.91	144,630	633	81.71
200,001 to 300,000	276	66,785,810	30.98	241,978	640	82.86
300,001 to 400,000	58	18,915,334	8.78	326,126	650	83.93
400,001 to 500,000	1	409,252	0.19	409,252	593	90.00
500,001 to 600,000	1	520,000	0.24	520,000	628	79.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	7	1,037,600	0.48	148,229	643	72.42
5.000 - 5.499	95	18,262,400	8.47	192,236	656	74.23
5.500 - 5.999	240	42,964,349	19.93	179,018	652	79.26
6.000 - 6.499	330	56,022,051	25.99	169,764	645	81.29
6.500 - 6.999	275	42,480,270	19.71	154,474	632	83.67
7.000 - 7.499	209	28,954,183	13.43	138,537	621	87.34
7.500 - 7.999	94	12,765,251	5.92	135,801	603	88.65
8.000 - 8.499	84	8,883,498	4.12	105,756	587	91.69
8.500 - 8.999	24	2,221,231	1.03	92,551	579	93.66
9.000 - 9.499	19	1,652,371	0.77	86,967	577	93.69
9.500 - 9.999	5	181,960	0.08	36,392	628	99.79
10.000 - 10.499	1	58,500	0.03	58,500	524	90.00
10.500 - 10.999	1	75,148	0.03	75,148	526	80.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	14	2,234,705	1.04	159,622	647	73.34
5.500 - 5.999	132	24,617,254	11.42	186,494	658	75.55
6.000 - 6.499	214	38,369,895	17.80	179,299	651	79.14
6.500 - 6.999	368	62,125,027	28.82	168,818	645	81.75
7.000 - 7.499	224	34,234,637	15.88	152,833	628	83.55
7.500 - 7.999	217	29,996,073	13.92	138,231	621	87.95
8.000 - 8.499	79	10,246,248	4.75	129,699	600	88.55
8.500 - 8.999	79	8,835,159	4.10	111,837	584	91.73
9.000 - 9.499	26	2,438,125	1.13	93,774	574	91.80
9.500 - 9.999	23	2,092,080	0.97	90,960	579	94.46
10.000 - 10.499	6	235,960	0.11	39,327	621	99.84
10.500 - 10.999	1	58,500	0.03	58,500	524	90.00
11.000 - 11.499	1	75,148	0.03	75,148	526	80.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50.00	22	3,209,672	1.49	145,894	610	44.37
50.01 - 55.00	14	2,678,258	1.24	191,304	611	52.94
55.01 - 60.00	20	3,190,273	1.48	159,514	608	58.33
60.01 - 65.00	20	3,237,186	1.50	161,859	612	63.67
65.01 - 70.00	45	8,206,360	3.81	182,364	608	68.55
70.01 - 75.00	68	12,000,825	5.57	176,483	623	74.31
75.01 - 80.00	613	92,304,899	42.82	150,579	644	79.83
80.01 - 85.00	131	21,996,844	10.20	167,915	614	84.54
85.01 - 90.00	200	32,162,927	14.92	160,815	623	89.61
90.01 - 95.00	90	16,158,645	7.50	179,540	644	94.82
95.01 - 100.00	161	20,412,922	9.47	126,788	666	99.85
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	32	3,566,914	1.65	111,466	637	88.83
Arizona	73	13,650,282	6.33	186,990	636	82.81
Arkansas	6	648,405	0.30	108,067	579	94.10
California	90	20,959,228	9.72	232,880	639	74.47
Colorado	48	8,748,501	4.06	182,260	654	82.70
Connecticut	18	3,348,885	1.55	186,049	640	80.13
Delaware	10	1,419,517	0.66	141,952	637	78.68
Florida	79	12,444,434	5.77	157,524	634	79.07
Georgia	31	4,322,069	2.01	139,422	640	86.20
Idaho	10	1,168,791	0.54	116,879	638	85.23
Illinois	84	12,758,746	5.92	151,890	633	85.50
Indiana	33	3,375,323	1.57	102,283	625	85.87
Iowa	11	1,125,373	0.52	102,307	648	89.38
Kansas	13	1,307,079	0.61	100,545	637	86.10
Kentucky	23	2,331,306	1.08	101,361	624	86.92
Louisiana	33	3,459,538	1.60	104,834	628	85.04
Maine	14	1,814,615	0.84	129,615	641	89.62
Maryland	81	17,414,379	8.08	214,992	632	81.86
Massachusetts	15	3,125,258	1.45	208,351	647	74.25
Michigan	52	6,337,708	2.94	121,879	624	87.60
Minnesota	19	3,140,118	1.46	165,269	660	85.68
Mississippi	24	2,340,779	1.09	97,532	620	87.35
Missouri	24	2,639,585	1.22	109,983	627	84.76
Nebraska	2	337,100	0.16	168,550	686	87.06
Nevada	25	4,616,965	2.14	184,679	644	76.72
New Hampshire	3	416,800	0.19	138,933	646	80.00
New Jersey	84	17,598,030	8.16	209,500	619	81.03
New Mexico	7	966,544	0.45	138,078	609	86.31
New York	16	2,200,359	1.02	137,522	632	85.34
North Carolina	33	4,300,067	1.99	130,305	634	87.27
Ohio	40	4,673,114	2.17	116,828	654	86.53
Oklahoma	20	2,069,291	0.96	103,465	622	85.64
Oregon	23	4,518,192	2.10	196,443	660	86.99
Pennsylvania	66	7,769,645	3.60	117,722	631	81.58
Rhode Island	7	1,517,947	0.70	216,850	652	83.20
South Carolina	28	3,171,931	1.47	113,283	639	86.07
South Dakota	1	138,400	0.06	138,400	614	80.00
Tennessee	41	4,411,390	2.05	107,595	614	86.00
Texas	23	2,545,185	1.18	110,660	624	83.41
Utah	13	1,640,450	0.76	126,188	654	82.14
Vermont	1	108,800	0.05	108,800	722	80.00
Virginia	72	12,251,053	5.68	170,154	638	84.30
Washington	34	6,007,495	2.79	176,691	649	83.34
Wisconsin	22	2,853,222	1.32	129,692	645	85.18
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	409	41,319,543	19.17	101,026	644	85.27
Rate/Term Refinance	116	19,414,957	9.01	167,370	630	83.55
Equity Refinance	859	154,824,311	71.82	180,238	634	81.81
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,053	157,994,323	73.30	150,042	629	83.87
Reduced Documentation	331	57,564,488	26.70	173,911	653	79.22
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,353	211,157,153	97.96	156,066	635	82.69
Non-Owner Occupied	21	2,795,778	1.30	133,132	660	77.13
Second Home	10	1,605,881	0.74	160,588	657	84.78
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single Family (detached)	1,200	183,505,486	85.13	152,921	633	82.72
Condo under 5 stories	73	11,013,674	5.11	150,872	660	81.83
Townhouse	60	10,305,845	4.78	171,764	638	83.55
PUD (detached)	20	4,328,679	2.01	216,434	647	85.17
PUD (attached)	5	916,643	0.43	183,329	627	85.82
Leasehold	1	157,500	0.07	157,500	617	90.00
Two to Four Family Units	25	5,330,983	2.47	213,239	641	76.69
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grade	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	851	139,004,070	64.49	163,342	654	81.41
AM	128	19,093,995	8.86	149,172	588	81.02
AX	46	8,159,534	3.79	177,381	616	77.80
B	72	11,221,863	5.21	155,859	567	76.71
C	32	4,029,266	1.87	125,915	553	84.22
CM	73	9,863,002	4.58	135,110	549	75.09
NC	182	24,187,082	11.22	132,896	654	98.09
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	366	60,464,115	28.05	165,203	629	82.51
12 Month Prepay	43	7,416,182	3.44	172,469	647	84.26
24 Month Prepay	781	119,296,445	55.34	152,748	636	82.01
36 Month Prepay	191	27,838,894	12.91	145,753	643	85.11
Other*	3	543,175	0.25	181,058	629	83.64
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

*Other represents not 12, 24, or 36 months and not more than 36 months.

Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	1,086	155,794,261	72.27	143,457	623	82.52
60 Month IO	298	59,764,550	27.73	200,552	668	82.93
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
3.000 - 3.499	10	1,619,400	0.75	161,940	672	77.64
3.500 - 3.999	93	17,618,018	8.17	189,441	662	74.37
4.000 - 4.499	230	41,470,451	19.24	180,306	652	79.18
4.500 - 4.999	289	47,686,844	22.12	165,006	647	80.70
5.000 - 5.499	235	38,118,713	17.68	162,207	628	83.56
5.500 - 5.999	149	20,949,204	9.72	140,599	621	86.01
6.000 - 6.499	88	12,368,818	5.74	140,555	600	88.94
6.500 - 6.999	64	6,890,001	3.20	107,656	580	92.42
7.000 - 7.499	26	2,739,678	1.27	105,372	573	92.85
7.500 - 7.999	19	1,431,956	0.66	75,366	574	93.41
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
11.000 - 11.999	146	26,851,959	12.46	183,918	657	75.37
12.000 - 12.999	534	92,841,077	43.07	173,860	647	80.49
13.000 - 13.999	361	52,809,422	24.50	146,286	623	85.46
14.000 - 14.999	121	14,748,519	6.84	121,889	589	90.28
15.000 - 15.999	38	3,480,607	1.61	91,595	570	92.58
16.000 - 16.999	3	161,500	0.07	53,833	623	100.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
5.000 to 5.999	146	26,851,959	12.46	183,918	657	75.37
6.000 to 6.999	535	92,965,877	43.13	173,768	647	80.50
7.000 to 7.999	361	52,809,422	24.50	146,286	623	85.46
8.000 to 8.999	120	14,623,719	6.78	121,864	589	90.33
9.000 to 9.999	38	3,480,607	1.61	91,595	570	92.58
10.000 to 10.999	3	161,500	0.07	53,833	623	100.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	181	24,665,728	11.44	136,275	631	86.44
April 2007	1	219,792	0.10	219,792	640	90.00
May 2007	2	246,792	0.11	123,396	606	84.36
June 2007	6	926,647	0.43	154,441	604	72.21
July 2007	26	5,035,568	2.34	193,676	612	79.75
August 2007	32	5,004,747	2.32	156,398	618	79.79
September 2007	121	15,688,616	7.28	129,658	629	85.06
October 2007	916	146,466,441	67.95	159,898	636	82.21
November 2007	22	3,392,250	1.57	154,193	626	78.92
June 2008	1	209,890	0.10	209,890	601	90.00
July 2008	4	826,708	0.38	206,677	638	80.23
August 2008	5	996,965	0.46	199,393	628	79.49
September 2008	9	1,526,307	0.71	169,590	677	81.16
October 2008	54	9,620,160	4.46	178,151	666	81.15
November 2008	4	732,200	0.34	183,050	650	80.74
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Back-End DTI	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	27	3,294,619	1.53	122,023	628	80.81
20.01 - 25.00	56	7,755,376	3.60	138,489	628	79.18
25.01 - 30.00	96	13,172,725	6.11	137,216	634	80.85
30.01 - 35.00	180	26,185,456	12.15	145,475	642	82.51
35.01 - 40.00	230	36,084,155	16.74	156,888	636	82.57
40.01 - 45.00	315	49,102,771	22.78	155,882	633	82.25
45.01 - 50.00	431	70,444,491	32.68	163,444	638	83.67
50.01 - 55.00	48	9,239,328	4.29	192,486	615	83.31
55.01 - 60.00	1	279,890	0.13	279,890	577	85.00
Total	1,384	215,558,812	100.00	155,751	635	82.63

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

JPMorgan Contact List
North American ABS - Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5372	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Greer McCurley	834-5029	Melissa Traylor	834-4154
	Parissa Monadjmi	834-5727
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006

Structuring:	Will Gajate	834-5033

Trading:	Bob Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-5412

Rating Agency Contact List

Moody's:	Arif Kaya Bekiroglu	212-553-7761
S&P:	Carissa Hinman	212-438-1567

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor